MWWautomotive
Marketing Worldwide Corp

Group of Companies


MWWautomotive
Design
Engineering
Manufacturing
Logistics
Sales & Marketing

The MWW Automotive Group

MWW automotive
Marketing Worldwide Corp

The MWW Automotive Group of Companies (MWW) is a leading designer and manufacturer of original equipment (OE) accessories for the global automotive industry for the customization of cars, sport utility vehicles and light trucks. The MWW Group designs and produces special equipment for Toyota, Hyundai, KIA, Ford, VW and other global manufacturers and provides design services for BMW and Mini. MWW's headquarters are located in Howell, Michigan and it operates wholly owned subsidiaries Colortek in the United States and Modelworxx in Munich, Germany. MWW is well positioned in a high-margin sector of the automotive industry. MWW delivers its products designed and manufactured in the US and Germany directly to the vehicle processing centers (VPCs), or large distributors of select global automobile manufacturers in the United States, Canada, South America, Europe and Russia.

ModelWorxx

ModelWorxx among other activities, provides design services for BMW for the design of most new BMW and Mini models, including the design and building of complete show cars. Its design team operates from within the BMW design headquarters in Munich, Germany. From its outside assembly facility, MWX also provides rapid proto-typing and logistics services to BMW. At the same facility MWX designs and manufactures innovative and high quality accessories for a range of different car models for the global automotive industry with a focus on the European market and manufacturers "crash cars" for VW. The MWX headquarters also handles all logistics for the sales of its own and MWW's U.S. designed and manufactured and products into Europe and Russia.

COLORTEK

Colortek is a highly specialized Tier 2 manufacturer and in its "Class A" painting facility in Baroda, Michigan produces for the MWW Automotive Group, Ford and Toyota. Colortek also executes special projects under Strategic Alliance Agreements with Polytec, American Autocoat and other large domestic and European Tier1 manufacturers for special vehicle production runs of large automotive manufacturers, such as VW and Hyundai.

Why MWW Now?

- Large pent-up Market Demand as Result of the current Market Turmoil
- Projected Revenues of $20 Million by 2011
- Market Consolidation eliminates Competition, creating a large number of new Opportunities for MWW
- The Global Change to Production of smaller Cars and lower Volume "Special Vehicle Production Runs" is MWW's Core Competency
- MWW is not at Risk for Revenue Loss from "Big Three"
- Major Customers are Toyota, Ford, BMW and VW
- Newly awarded Programs by BMW, Ford, Toyota, Suzuki and Hyundai will rapidly increase Revenue during 2010 and 2011
- Rapid Expansion into 11 million unit European and Russian Markets (Earliest recovery)

Why MWW Now?

- All MWW Group Companies have currently received more "Requests for Quotes" and have more new projects in development than at any other time (existing and new customers)
- Large European Distributors have been contracted and have placed first and repeat Orders through MWX
- Entered into crucial Strategic Alliances with two large Tier1s for Access to new large Customers, resulting in several multi-year Projects for 2010 & 2011
- Improved Scales of Economy through internal Resource Sharing with acquired Companies Colortek and Modelworxx
- Effective Cost Reduction Programs have lowered "Break-Even" and improved Bottom Line
- Strong Investment Banking & Investor Relations Partners
- Industry Stocks offer positive Return in Q2 2009 according to PricewaterhouseCoopers
- Low Share Price - Get in at the Bottom

Structure



MWW automotive
Group of Companies
Design
Engineering
Manufacturing
Class A Painting
Installation Fixtures
Assembly
QS
Sales & Marketing
Logistics
Training
Project Management
MWW automotive
Marketing Worldwide Corp
COLORTEK
ModelWorxx
Innovation is our business
Fremont
Plastic Molding
Durivage
Pattern & Mfg
MicroScience
Electronics
Active Line
Seat Heaters
Sirius Lighting
Lighting
AES Lighting
Lighting
Hella
Lighting
Pinnacle Plastics
Molding
USPL Plastics
Molding
Storm GmbH
Molding
Acculaser
Interior/Exterior Trim
Hon Yu
Interior/Exterior Trim
TracRac
Load Systems
Borla
Exhaust Systems
Aisin/AWA
Body components
Subcontractor
Supplier
Exclusive basis

DESIGN CONCEPTS


Concepts
Sketches
Renderings
Product Scenarios
3D Visualization

[illegible]

MANUFACTURING


Engineering
Mold Design
Tool making
Diagnostics
Plastic Part Production

DESIGN MODELS


Static Full Size Models
Concept Cars

Design Models | Prototypes | Showcars | 3D Measuring

PAINTING


Color Spectrometer


Color Light Tunnel


Color Inspection



References

MWW's current major (VPC) Customers

- Southeast Toyota
- Gulf States Toyota
- Toyota Canada, Inc.
- Toyota Motor Manufacturing Corp.
- KIA USA
- Mobis (Hyundai Worldwide)
- Volkswagen Germany
- BMW Germany
- Toyota Germany
- ABT Germany
- Mitsubishi Holland
- Valley Ltd, England

Customers

Services & Products



CAS/CAD Development
Models, Prototypes
Manufacturing to OE Specs
Class "A" Painting
Assembly
Logistics
Design Concepts
Development
Production Process
Delivery



Interior Systems
Exterior Systems
Exhaust Systems
Electronic Systems

Product Examples


Running Boards
IPOD Interface
Seat Heaters
Interior Trim
Rear Lip Spoiler
Rear Bridge Spoiler
Fog Lights
Stainless Steel Performance Exhaust
Window Deflectors
Door Sill Covers

The VPC Advantage



Principle of Vehicle Accessorizing

Foreign as well as domestic automobile manufacturers install only a limited number of accessories in their vehicles during the initial assembly line production process. The majority of new vehicles are being delivered from the manufacturing plant to domestic **Vehicle Processing Centers (VPCs)** as bare bones models. The VPC installs accessory products provided by MWW and subsequently distributes the accessorized model into the domestic dealer distribution channels.

Turn-Key Approach

MWW designs, manufactures and delivers accessories directly to the VPCs in the U.S., Canada and Europe. MWW trains the VPCs technical personnel, provides installation instructions and fixtures and eliminates the need for any additional designing, manufacturing or other service by the VPCs, providing a true "One-Stop" shopping opportunity for the VPC. MWW also delivers products directly to select manufacturers' assembly lines for medium volume "Special Vehicle Production Runs".

The VPC Advantage versus "Tier 1"

"Tier 1" OE suppliers deliver basic car components directly to the manufacturer's assembly line in high volume, generating **low profit margins**. In contrast, MWW delivers its special products directly to the manufacturer's Vehicle Processing Centers (VPCs) in medium volume. The VPCs install these accessories at their facilities with by their technical teams, generating considerably **higher profit margins** for the VPC and MWW alike. Products delivered by MWW directly to the manufacturer for medium volume special vehicle production runs, produce the same high margins.

MWW Delivery System


Vehicle Processing Center (VCP)
Car Manufacturer
VPC
Dealer Network
Supply
Supply
Tier 1 - Supplier
Low profit margins
High overhead
Special Vehicle Production Runs
MWW automotive
High profit margins
Low overhead
Direct to Port Provider

The Industry



The automobile is still the heart of the modern industrial society, despite the current turmoil in the Global auto markets. It has and will continue to create global markets of unparalleled size even in times of considerable economical uncertainty. More than 3.8% of America's Gross Domestic Product is generated by the sales and production of new light vehicles and parts, more than any other industry.

In 2007, a total of 71.9 million new automobiles were sold worldwide:


2.4
4.4
22.9
19.4
21.4
Europe
Asia-Pacific
USA and Canada
Latin America
Middle East

Europe & Russia	22.9 million
Asia – Pacific	21.4 million
USA and Canada	19.4 million
Latin America	2.4 million
Middle East	4.4 million

While 2008 and 2009 experienced unprecedented declines in sales, especially in the US, most analysts agree that an estimated 10 to 13 Million cars will be sold in the US in 2010 through consolidated and more profitable manufacturing and distribution channels.

Expectations are that the general economic recovery and the large pent-up demand, combined with a variety of strong incentives, will generate rapidly increasing sales beginning 2009/2010. While markets may not return to sales of 17 million automobiles (US) in the short term, the consolidated market will produce a number of highly successful and profitable automotive companies, generating considerable shareholder value.

Shape of the Recovery


22.9
21.4
2.4
4.4
Europe
Asia-Pacific
Middle East

16.5 million units in the US in 2007

Source: Global Insight/Deloitte June 2009

Latest estimates from research firms Global Insights and Deloitte expect the market to turn around at the end of 2009 / beginning of 2010 and reach sales of 16.2 million units in the US in 2013.

PricewaterhouseCoopers reports that industry stocks already offer a positive return in Q2 of 2009


Shape of the Recovery
19
18
17
16
15
14
13
12
11
10
2007
2008
2009
2010
2011
2012
2013
JUN 08
OCT 08
NOV 08
DEC 08

MWW automotive Marketing Worldwide Corp

The Global Market Segment



Strategic Positioning

MWW has strategically positioned itself in the $185 Billion, high-margin **Special Equipment** (accessory) segment of the automotive industry. Within this segment, MWW is focused on the design and manufacturing of special equipment for smaller and fuel efficient cars for global manufacturers and markets. MWW's focus on more profitable VPCs and OE "Special Vehicle" production runs, positions it square in the center of a newly developing global production trend.

Small Car Production

A wave of new (smaller) more fuel efficient car models is expected to be released worldwide during 2009/2010, providing a continuously expanding market segment and opportunity. MWW has focused its product development on this "small car" sector for several years already.

Stimulus Programs

Stimulated by European government support programs, European car manufacturers are currently running small car production at maximum capacity to keep up with the burgeoning demand for smaller and more fuel efficient cars. Similar stimulus programs are currently being prepared in the US and the appropriate laws have already passed Congress.

Expand into Global Markets

With the acquisition of ModelWorxx in Germany, MWW is expanding into the profitable European and Russian markets. Through the utilization of its combined U.S. and European design, engineering and marketing resources, MWW has improved its scales of economy for design and production and is transforming into a truly global company with Global market access. The acquisition of Colortek has opened up a world market of OE "special projects" and provides access to the customer and logistics network of its large Strategic Alliance Partners.

MWW Strategy



A Global Company for a Global Market
Increase revenues with additional high-margin product offerings for growing market segments and expand into new global markets such as Europe, Russia, South America and Mexico. Execute additional synergistic acquisitions and enter into more strategic alliances to bolster its standing as a global company with broad design, production, marketing and sales resources. Expand into the broader transportation sector.

Technology, Engineering & Sales
Utilize its combined US & Germany shared design and engineering resources to maintain and expand its current advantage in technical "Know How" in the critical accessory design, engineering and manufacturing processes. Optimally utilize an expanding US & European sales network to increase revenues.

Innovation
Create strong barriers of entry for competitors by being innovative, developing proprietary products and applying the latest advancements in leading edge product design, process development and manufacturing to establish sustainable competitive advantages for MWW and its worldwide clients.

Consolidation - Acquisitions & Strategic Alliances
Acquire additional market share through the strategic acquisition of synergistic companies and projects that are easy to integrate into the MWW Group of companies. Utilize already existing and enter into new strategic alliances with Tier1s and suppliers. Combine MWW's technical knowledge and special production capabilities with access to the Tier 1's established customer base and logistics capability. With these actions and the expected turn-around of the industry, MWW is poised to increase revenues and return to profitability.



MWW Opportunity

Changing Market Conditions Create Opportunity
Aggressively respond to emerging opportunities created by rapidly changing market conditions. Automotive manufacturers have been forced to adjust their business models to the production of smaller cars and execute smaller volume production runs. While large Tier1's cannot economically execute these smaller production runs, this capability falls squarely into MWW's competency and is highly profitable. MWW has currently more new projects in development than at any other time.

Pent up Demand
MWW is prepared for the industry turn around and is securing financial resources now to establish the capacity to take advantage of emerging opportunities, realize pending projects quickly and satisfy pent up demand.

Expand Activities Into New Markets
Take advantage of the shared resources in design, engineering & marketing created through the acquisition of Modelworxx and Colortek. Utilize Modelworxx existing relationships in Europe to market and sell US/Germany designed and manufactured products into the European and Russian market. New distributors have been added in England, Holland, France, Italy, Spain, Belgium, Scandinavia and Russia. First orders have been received.

Special Production Capabilities and Strategic Alliances
Utilize Colortek's special "Class A" production capabilities to produce for new customers and markets such as Ford, VW and Daimler in the US and Europe, in cooperation with its already existing Strategic Alliance Partners. Enter into more strategic alliances to expedite access to large customers.

Financial Plan



Revenue & Gross Margin
Increase revenue from $8.3M in 2008 to a projected $20 Million revenue and $2.3 Million profit by 2011 through the addition of new programs, new key clients and additional global markets. Improve gross margin to 38% and net margin to 12% through improved utilization of shared intercompany resources.

Requests for Quotes (RFQ)
Execute swiftly on the large number of RFQs currently presented and new projects already awarded to MWW, to enter into profitable multi-year projects that translate into incremental revenue.

Manage Cost
Dynamically manage cost in response to changing market conditions. MWW has avoided major capital investment to maintain low fixed costs. The existing personnel structure can be reduced or expanded quickly as demand dictates. Major cost reduction efforts, to reflect the current general market conditions, have been successfully implemented.

Expand Operations
Expand MWX's design services to other major manufacturers and non-automotive applications, in addition to the already existing services provided to BMW. Design and assemble new MWX products in the second MWX design & engineering facility in Germany for sale in Europe, Russia and the US. Take advantage of Colortek' special production capabilities to increase number of special OE projects in cooperation with its Strategic Alliance Partners.

Share Value
Produce increasing share value and ROI for investors through well orchestrated public relations and investor relations programs and frequent communication of the improving core fundamentals of the company to the investment community.

Projections

Year		Revenue		Net
2003	$	7,982,697	$	341,733
2004	$	6,879,816	$	65,360
2005	$	8,101,109	$	179,809
2006	$	9,476,148	$	350,000
2007	$	7,454,053	$	(6,922,646)
2008	$	8,306,661	$	(2,345,812)
2009	$	5,547,752	$	(1,970,955)
2010		12,980,672	$	817,266
2011		19,592,727		2,361,944


Large non-cash expense for Series A Preferred Stock Issuance & Acquisition Impairment Charge

Capitalization
16.6 Million Outstanding Shares


MWW Automotive Group
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$(5,000,000)
$(10,000,000)
2003
2004
2005
2006
2007
2008
2009
2010
2011
REVENUE
PROFIT
Large non-cash expense for Series A Preferred Stock Issuance & Acquisition Impairment Charge

MWW automotive
Marketing Worldwide Corp
Group of Companies

Investment Opportunity



New Opportunities Created By Market Contraction

The current market contraction in the US automotive industry has created a large number of new opportunities for MWW. Large manufacturers are now forced to consider smaller special vehicle production runs that cannot be (economically) executed by the larger Tier 1 suppliers and OE manufacturers. Based on the recent acquisition of Colortek and Modelworxx, this design and manufacturing capability and capacity falls squarely into MWW's competency.

Profitable Market Segment

MWW has established itself in a specialized market sector of the global automotive industry. From inception, MWW has been affiliated mainly with large foreign and less vulnerable manufacturers such as Toyota, VW , BMW and Hyundai and is not dependent on the "Detroit 3".

Global Company Through Acquisitions

The acquisition of Modelworxx in Germany (MWX) has been the first step for the transformation of MWW into a truly global company, serving a larger global automotive and transportation market, generating more revenue and profit and allowing for a better diversification of risk.

Expanding into New Markets

MWX is serving as the logistics center for all new MWW/MWX activity in Europe and Russia and is currently aggressively expanding the MWW Group's distribution network in Europe. New distributors have already been set up in England, Holland, France, Italy, Spain, Belgium and Scandinavia and first orders have been received.

Strategic Alliances

MWW, through its wholly owned subsidiary Colortek has entered into symbiotic strategic alliances with two major domestic Tier 1 companies, allowing both companies to utilize combined production resources and knowhow and supplier and customer relationships. MWW will continue to seek advantageous synergistic strategic alliances.



Investment Opportunity

High Margin European Market
MWW/MWX designed and U.S. manufactured products should prove to be extremely competitive in the European and Russian market and can be sold at higher margins than comparable products in the U.S., allowing for a significant increase in revenues and profit margins for MWW in future years.

Excellent Track Record
MWW and its subsidiaries have a spotless track record for fulfilling Toyota's, Ford's and BMW's high quality requirements for many years, have won several design and supplier quality awards and are consistently awarded follow-up projects. MWW has valuable and longstanding relationships with BMW, Toyota and Toyota and/or independently owned vehicle processing centers in the US, Canada and Europe.

US and Foreign Relationships
MWW and MWX have successfully provided specialized design services for many new Toyota special products for the last nine (9) years and most new BMW automobiles for BMW for the last five (5) years). A number of new projects have been awarded by Toyota, BMW, Hyundai, Suzuki and Ford.

Custom Tailored Vertical Integration
MWW has embarked on a path of increased vertical integration, imperative for supplier certification by some new large customers. At the same time MWW carefully selects long-term manufacturing partners to avoid large capital investment for manufacturing facilities and equipment, creating a large fixed cost basis. This allows the company to stay flexible, maintain profit margins and react quickly to dynamically changing market conditions.

Investment Opportunity



Reduced Competition - Benefitting from the Turn-Around

As a result of the recent dramatic and unprecedented downturn in the entire industry and the rapid decline of the general economical conditions, many competitors were forced to exit the business. Based on this change in the market conditions, MWW has currently more RFQs (Requests for Quotes) outstanding than at any other time and expects to benefit strongly from the pent-up demand and inevitable turn-around of the industry. Several new projects have already been awarded.

Controlled Execution of Business Plan

The Company has concluded two synergistic acquisitions during 2007, entered into two crucial strategic alliance agreements, opened an additional production facility and expanded into European, Russian and South American markets within the last twelve months, while continuing to control and lower operating expenses. Those acquisitions are expected to have a significant positive impact on MWW revenues and profit within the next 12 -18 months. New synergistic acquisitions will be considered once the financial and transportation markets have stabilized.

Low Share Price – No Overhang

MWW has had little exposure in the markets so far, most outstanding shares are closely held and there is no overhang of unpredictable warrants or options in the market.

Concerted PR and IR Campaigns

MWW will commence with concerted PR and IR campaigns in the near future, to introduce the stock to a broader investor audience and generate trading volume and share value. The stock is currently considered undervalued. The first analyst report has been released.

Safe Harbor Statement

MWW automotive Marketing Worldwide Corp

ModelWorxx

COLORTEK

Statements contained in this presentation that are not strictly historical are "forward-looking statements." Such forward-looking statements are sometimes identified by words such as "plans", "intends", "anticipates", "believes", "expects", and "hopes". The forward-looking statements are made based on information available as of the date hereof, and the Company assumes no obligation to update such forward-looking statements. Editors and investors are cautioned that such forward-looking statements, including the company's financial projections involve risks and uncertainties that could cause the Company's actual results to differ materially from those in these forward-looking statements and projections. Such risks and uncertainties include, but are not limited to, demand for the Company's products and services, our ability to continue to develop markets, general economic conditions, our ability to secure additional financing for the Company, and other factors that may be more fully described in reports to shareholders and periodic filings with the Securities and Exchange Commission

Headquarters

MWW Corp.
2212 Grand Commerce Drive
Howell, Michigan 48855
Phone: 517.540.0045
Fax: 517.540.0923

Rainer Poertner
Business Development
Phone: 517.540.0045 x39
Phone: 310.306.1266 Los Angeles Office
Fax: 310.822.1633
rpoertner@mwwautomotive.com
www.mwwautomotive.com
www.modelworxx.com
www.conner24.de

Investor Relations

Consulting For Strategic Growth
Stanley Wunderlich
CEO
880 Third Avenue
6th Floor
New York N.Y. 1002
Phone: 800-625-2236
Phone: (646) 205-7770
Fax: (646) 205-7771
swunderlich@cfsg1.com
www.cfsg1.com

This communication is provided for informational purposes only and should not be construed as a solicitation to invest. Certain statements in this presentation that are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by the use words such as "anticipate," "believe," "expect," "future," "may," "will," "would," "should," "plan," "projected," "intend," and similar expressions. Such forward-looking statements, involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. The Company's future operating results are dependent upon many factors, including but not limited to the Company's ability to: (i) obtain sufficient capital or a strategic business arrangement to fund its expansion plans; (ii) build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; and (iv) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission, which are available for review at www.sec.gov under "Search for Company Filings." Consulting For Strategic Growth1, Ltd. ("CFSG1") provides Marketing Worldwide Corporation with consulting, business advisory, investor relations, public relations and corporate development services. Independent of CFSG1's receipt of cash compensation from MWW, CFSG1 may choose to purchase the Company's common stock and thereafter liquidate those securities at any time it deems appropriate to do so.

MWW automotive
Marketing Worldwide Corp